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                                                                EXHIBIT 10.15


                    CONTINUING UNLIMITED GUARANTY AGREEMENT


         WHEREAS, E. F. Leasing, Inc. (hereinafter referred to as "Borrower") has applied for credit, or is presently indebted or obligated to Southwest Bank of St. Louis (hereinafter referred to as "Bank"); and

         WHEREAS, for the purpose of inducing Bank to extend credit to Borrower, or to presently refrain from making demand on Borrower or otherwise pursuing Bank's rights or remedies against Borrower, the undersigned (hereunder referred to as "Guarantor") agrees to guarantee the prompt payment of the indebtedness and liabilities of Borrower to Bank in accordance with the terms and conditions hereinafter set forth.

         NOW, THEREFORE, for value received, and in consideration of the financial accommodations given or to be given or continued to Borrower by Bank and/or of Bank's presently refraining from making demand on Borrower or otherwise pursuing Bank's legal remedies against Borrower, and for other good and valuable consideration to Guarantor moving, the receipt and sufficiency of which is hereby acknowledged:

       1. Guarantor hereby unconditionally guarantees to Bank the prompt payment when due, whether by acceleration or otherwise, and at all times thereafter, of any and all indebtedness and obligations of Borrower to Bank, including extensions, renewals or refundings thereof (and extensions, renewals or refundings made after any release or termination hereof), whether such be direct or indirect, liquidated or unliquidated, absolute or contingent, single, joint, by the entirety or several, now existing or hereafter arising, due or to become due whether or not originally contracted with Bank, including interests acquired by Bank through whole or partial assignment of an item which would have been a Liability if created between Borrower and Bank (hereinafter collectively referred to as "Liabilities" or, in the singular "Liability"). "Liabilities" or a "Liability" shall also include expenses including attorney's fees, incurred by Bank in the efforts to collect any Liability or to enforce the undertakings of Guarantor hereunder. Whenever any such Liabilities shall become due and remain unpaid, Guarantor will on demand, make prompt payment of
the amount due thereon.   Nothing contained herein to the contrary
withstanding, this Guaranty Agreement shall cease and the obligations of Guarantor hereunder shall terminate upon the payment in full of a $278,037.45 Note dated June 8, 1994 made by Borrower to the order of Bank with a current principal balance due of $139,018.65

       2. Guarantor shall be obligated to make payment in full to Bank in accordance with the terms and provisions hereof irrespective of the validity, regularity or enforceability of any instrument or writing evidencing such Liability or of the Liability itself, and if the Liability is secured, said obligation of Guarantor to make payment hereunder shall be made irrespective of the validity, perfection, regularity or enforceability of any instrument or writing evidencing such security or of the security itself and it shall not be necessary for Bank to resort to such security before enforcing Guarantor's liability hereunder. Demand may be made upon Guarantor for the enforcement of this Guaranty without the necessity of action at any time by Bank against Borrower or any collateral or to first accelerate the maturity of any Liabilities. Any action taken by Bank against Borrower, including foreclosure of any security held by Bank, shall in no event be considered a waiver or diminishment of any rights against Guarantor under this Guaranty and Bank shall, at its sole discretion, have the right at any time to discontinue any action or proceeding against Borrower and require full payment by Guarantor of the Liabilities together with attorneys' fees, cost of the proceedings and court costs. It





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is agreed that a compromise and settlement of any Liability shall, in no sense, compromise or settle Guarantor's liability hereunder. Bank may apply any collateral for the Liabilities in such order as it may elect and without any obligation to account to Guarantor or any of them for the manner or order of application.

       3. Guarantor does hereby waive presentment of any instrument, demand for payment, protest and notice of dishonor or nonpayment and Guarantor waives all rights arising out of any statute now existing or hereafter enacted with respect to guaranty or suretyship and which may otherwise require Bank at any time to take legal action against Borrower. Guarantor does hereby waive notice of the acceptance of this Guaranty and notice of any Liability contracted or incurred by Borrower.

       4. Bank may, from time to time, without the consent of or notice to Guarantor, change the manner, interest rate, place or terms of payment, and change or extend the time of payment of, refund, increase, decrease, renew or alter in any manner any Liability or security therefor, and may, from time to time, at its own discretion, without the consent of or notice to Guarantor, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order, any collateral pledged or mortgaged to secure any Liability, without in any way affecting Guarantor's obligation hereunder.

       5. The obligations of Guarantor hereunder shall apply to all Liabilities, including Liabilities, arising on or prior to notice in writing from any Guarantor that such Guarantor will not be responsible for any further Liabilities or notice from a Guarantor's personal representative that such Guarantor has died or been adjudicated incompetent. Any such notice, to be effective, must be actually received by the Bank. Notwithstanding the giving of such notice, the obligations of the Guarantors shall continue in full force and effect as to all Liabilities then existing including those contingent, unliquidated or not yet accrued and to any Liabilities thereafter arising, to the extent that Bank may be bound or permitted by contract or otherwise to create or permit the creation of additional Liabilities including those which may or might have been contingent, unliquidated or not yet accrued Liabilities at the time such notice is given. Termination or revocation of this Guaranty by notice or by operation of law shall affect only the obligations of the Guarantor for or on behalf of whom such notice is given or as to whom such event occurs, the obligations of the other Guarantors to continue unabated.

       6. Guarantor does hereby give and grant unto Bank, as security for Guarantor's liability and obligations hereunder, a first lien and security interest, with full right of setoff, upon any deposit or other account of Guarantor with Bank and all property of any kind and of whatsoever nature belonging to Guarantor or in which Guarantor has any right, title or interest and which, for any purpose, has come into the possession, custody or control of Bank.

       7. Guarantor acknowledges and agrees that it has derived or will derive a financial advantage from each and every loan, advance, or other extension of credit and from each and every renewal, extension, modification, release of collateral, or other relinquishment of legal rights made or granted or to be granted by the Bank to the Borrower and further represents and warrants to the Bank that it has full power and authority (corporate or otherwise) to execute and deliver this Guaranty.

       8. This Guaranty shall be understood to be for the benefit of Bank or for such other person or persons as may from time to time become or be the holders of the Liabilities; and this Guaranty shall be transferable and negotiable without notice to Guarantor with the same force and effect and to the same extent as such Liabilities may be transferable.



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       9.    Guarantor agrees that Guarantor's liability hereunder is several and independent of any other guaranties at any time in effect with respect to all or any part of the Liabilities, and that Guarantor's liability hereunder may be enforced regardless of the existence of any such other guaranty agreements.

       10. The word "Guarantor," as used herein, shall designate one or more guarantors. In the event that more than one guarantor is a party to this Guaranty, the liability of each of the undersigned shall be joint and several, each of the undersigned to be fully liable hereunder irrespective of the death, bankruptcy, incapacity or other disqualification of any other of the undersigned or the Borrower and Bank may proceed against one or less than all of the undersigned, such proceeding not being deemed an election, the Bank may, at any time thereafter in the event full payment has not been realized, proceed against any other of the undersigned. Bank may release any Guarantor hereon or any other surety, guarantor or Borrower or any collateral or security pledged by any Guarantor or surety without affecting the liability hereunder of any Guarantor not released by Bank in writing. This Guaranty Agreement shall be binding upon Guarantor and upon Guarantor's heirs, executors, personal representatives, administrators, legal representatives, successors and assigns and shall likewise be enforceable against any trusts created by Guarantor and shall inure to the benefit of Bank, its successors and assigns.

       11. This Guaranty Agreement shall not supersede any earlier guaranty of Guarantor or any of them in which Bank has an interest nor shall any later guaranty of Guarantor or any of them in which Bank has an interest be construed to supersede this Guaranty. The effect of any earlier, later or other guaranty shall be cumulative with this Guaranty, whether or not the interests of Bank in such earlier, later or other guaranty derives from arrangements made directly with Guarantor or indirectly by way of Bank being a transferee of all or part of obligations of Borrower guaranteed by Guarantor.

       12. In addition to all other collateral and security provided for herein, this Guaranty shall be secured by all collateral and security previously, now or hereafter pledged to Bank by Guarantor and any security previously, now or hereafter granted Bank by Guarantor whether such pledge or grant of security interest specifically relates to the Liabilities or not.

       13. Guarantor agrees that this Guaranty Agreement, and all obligations hereunder shall remain in full force and effect at all times hereinafter during the term hereof, notwithstanding any action or undertakings by, or against, the Bank, or concerning any collateral securing the Liabilities in any proceeding under any bankruptcy law; including without limitation, matters relating to valuation of collateral, election or imposition of secured or unsecured claim status upon claims by the Bank, pursuant to the Bankruptcy Code, or Rules of Bankruptcy Procedure as may be applicable from time to time. Guarantor understands and agrees that in the event any payment made by or on behalf of Borrower respecting any Liability or any portion of any such payment shall at any time be repaid by the recipient in compliance with an order (whether or not final) by a court of competent jurisdiction pursuant to any provision of any bankruptcy law as now existing or hereafter amended or applicable state law, the Liabilities shall not be deemed to have been paid to the extent of the repayment so made, the obligations of Guarantor shall continue in full force and effect and such recipient, whether or not that be Bank, will continue to be entitled to the full benefits of this Guaranty notwithstanding any release, termination or return of this Guaranty Agreement. If acceleration of the time for payment of any amount payable by Borrower to Bank is stayed upon the insolvency, bankruptcy or reorganization of such Borrower, all such amounts otherwise subject to acceleration under the terms of the Liabilities shall nonetheless by payable by Guarantor hereunder forthwith on demand by the Bank.



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       14.   The Bank shall have no obligation to inform Guarantor, and
Guarantor agrees to assume all responsibility for keeping informed as to Borrower's or other Guarantors financial condition, the possible non-payment and non-performance of the Liabilities, the obligations of any Guarantor and all matters relating to any collateral for the Liabilities or for this Guaranty Agreement. At its option, the Bank may at any time, disclose information concerning the Borrower or any collateral for the Liabilities or this Guaranty Agreement, but such disclosure shall not obligate the Bank to provide the same information, now or in the future, to all of the Guarantors or additional information of any kind to Guarantor.

       15. Guarantor hereby agrees that no payment of any Liability shall entitle it by subrogation, indemnification, contribution, reimbursement or otherwise to any payment by Borrower or by any other guarantor of any Liability or from or out of any property of Borrower or of any other guarantor of any Liability until all Liabilities have been paid in full.

       16. Guarantor agrees to provide upon request of Bank financial statements or such other information on Guarantor as Bank shall from time to time request.

       17. This Guaranty Agreement and the rights and obligations of Bank and Guarantor hereunder shall be governed and construed in accordance with the internal laws of the State of Missouri.

       18. Any indebtedness of Borrower for borrowed money now or hereafter owed to Guarantor is hereby subordinated in right of payment to the payment of amounts owing under this Agreement, any evidence of such indebtedness shall be so marked with an appropriate legend and if a default in the payment of any amounts owing under this Agreement shall have occurred and be continuing, any such indebtedness of Borrower owed to Guarantor, if collected or received by Guarantor, shall be held in trust by Guarantor for Bank and be paid over to Bank for application in accordance with this Agreement.

       19. The liability of Guarantor under this Guaranty Agreement with respect to the Liabilities shall not exceed the maximum amount of such Liability that can be hereby incurred without rendering this Guaranty Agreement, as it relates to such Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount. For purposes of determining such liability of any Guarantor, due consideration shall be given to the amount of loan proceeds received, directly or indirectly, by such Guarantor (whether or not borrowed by such Guarantor) and the benefits to Guarantor of maintaining an integrated cash management system.

       20. Guarantor hereby irrevocably submits to the jurisdiction of any State or Federal court sitting in the County or City of St. Louis, Missouri over any action or proceeding arising out of or relating to this Guaranty, and Guarantor hereby irrevocably agrees that all claims in respect to such action or proceeding may be heard and determined in such State or Federal court. Guarantor hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. Guarantor irrevocably consents to the service of any and all process in any such action or proceeding by the mailing of copies of such process to Guarantor at its address set forth below. Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.




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       21.   ORAL AGREEMENTS OR COMMITMENTS TO LEND MONEY, EXTEND CREDIT OR TO
FORBEAR FROM ENFORCING REPAYMENT OF A DEBT, INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT, ARE NOT ENFORCEABLE. TO PROTECT YOU (GUARANTOR AND US (BANK) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS REACHED BY GUARANTOR AND BANK COVERING SUCH MATTERS ARE CONTAINED IN THIS AGREEMENT, WHICH AGREEMENT IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENTS BETWEEN GUARANTOR AND BANK, EXCEPT AS GUARANTOR AND BANK MAY LATER AGREE IN WRITING TO MODIFY THEM.

         IN WITNESS WHEREOF, this instrument has been duly executed by Guarantor this 31st day of December, 1996.

                                FALCONITE, INC.


                                By:      /s/ Michael A. Falconite
                                         ---------------------------------
                                         Michael A. Falconite, President


Address:

2525 Wayne Sullivan Drive
Paducah, Kentucky 42002



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